-------------------------------------------------------------------------------
DEUTSCHE MORGAN GRENFELL                                                     @
-------------------------------------------------------------------------------


                                 CMBS NEW ISSUE
                        TERM SHEET AS OF MARCH 16, 1998

                            ------------------------
                     EXPECTED PRICING DATE: MARCH 23, 1998
                            ------------------------

                                 $1,854,790,459
                                 (APPROXIMATE)

                DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
                                  AS DEPOSITOR

                           CONTITRADE SERVICES L.L.C.
                      GERMAN AMERICAN CAPITAL CORPORATION
                      MORGAN STANLEY MORTGAGE CAPITAL INC.
              BOSTON CAPITAL MORTGAGE COMPANY LIMITED PARTNERSHIP
                          RED MOUNTAIN FUNDING, L.L.C.

                            AS MORTGAGE LOAN SELLERS

                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-C1

DEUTSCHE MORGAN GRENFELL                            MORGAN STANLEY DEAN WITTER

                              LLAMA COMPANY, L.P.
                   and solely as members of the selling group

CONTIFINANCIAL SERVICES CORPORATION                SOUTHTRUST SECURITIES, INC.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

               PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET          @

                          $1,854,790,459 (APPROXIMATE)          MARCH 16, 1998
                DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-C1

APPROX. SECURITIES STRUCTURE - SUBJECT TO CHANGE
------------------------------------------------
                             APPROX.
              EXPECTED         FACE/     EXPECTED     EXPECTED      EXPECTED
               RATING        NOTIONAL     CREDIT      WEIGHTED      PRINCIPAL
          (MOODY'S/FITCH)     AMOUNT      SUPPORT     AVERAGE       PAYMENT
CLASS                          ($MM)    (% OF UPB)     LIFE(A)      WINDOW(A)
------------------------------------------------------------------------------

PUBLICLY OFFERED CLASSES
X        Aaa/AAA
A1       Aaa/AAA
A2       Aaa/AAA
B        Aa2/AA
C        A2/A
D        Baa1/BBB
E        Baa3/BBB-

PRIVATELY PLACED CLASSES (144A): NOT OFFERED
F        NR/BB+
G        NR/BB
---------------------------------------------
H        NR/B+   SOLD
J        NR/B    SOLD
K        NR/B-   SOLD
L        Unrated SOLD
  TOTAL SECURITIES: $1,854.8
---------------------------------------------
(a) Calculated at 0% CPR and no balloon extension.
(b) Notional amount.


KEY FEATURES:
-------------
Co-Lead Managers:        Deutsche Morgan Grenfell and Morgan Stanley & Co.
                          Incorporated

Co-Manager:              Llama Company, L.P.

Mortgage Loan Sellers:   ContiFinancial Services Corporation - $682,577,438
                          (36.8%)
                         German American Capital Corporation - $452,581,252
                          (24.4%)
                         Morgan Stanley Mortgage Capital Inc. - $299,073,784
                          (16.1%)
                         Red Mountain Funding, L.L.C. - $259,994,067 (14.0%)
                         Boston Capital Mortgage Company L.P. - $160,563,918
                          (8.7%)
Master Servicer:         Banc One Mortgage Capital Markets, LLC

Special Servicer:        Banc One Mortgage Capital Markets, LLC

Purchaser of Classes J,  Banc One Mortgage Capital Markets, LLC
K and L

Trustee:                 LaSalle National Bank

Pricing:                 On or about March 23rd

Closing:                 On or about March 27th

Settlement:              All classes will settle plus accrued from March 1

Cut-Off Date:            March 1, 1998

Distribution Date:       15th of each month, or following business day
                          (commencing April 1998)

ERISA Eligible:          Classes A1, A2 and X are ERISA eligible subject to
                         certain conditions for eligibility

Representations &
Warranties:              Provided by applicable Mortgage Loan Sellers

Structure:               Sequential pay

Interest Accrual Period: Prior calendar month

Day Count:               30/360

Tax Treatment:           REMIC

Rated Final
Distribution Date:       June 15, 2031

Clean up Call:           1.0%

Minimum                  Classes A1, A2, B, C, D and E: $50,000 & $1
Denominations:           Class X: $1,000,000 Notional Amount & $1

--------------------------------------------------------------------------
COLLATERAL FACTS
----------------
CUT-OFF DATE BALANCE:                            $1,854,790,449
NUMBER OF MORTGAGE LOANS:                                   379
NUMBER OF MORTGAGE PROPERTIES:                              529
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE:              $4,893,906
WEIGHTED AVERAGE CURRENT MORTGAGE INTEREST RATE:          7.79%
WEIGHTED AVERAGE DSCR:                                     1.39
                                                              x
WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO:                   72.7
                                                              %
WEIGHTED AVERAGE REMAINING TERM TO MATURITY:                136
                                                           mos.


    OVERVIEW OF PREPAYMENT RESTRICTIONS

PREPAYMENT RESTRICTION                     % OF INITIAL POOL BALANCE
-----------------------------------------------------------------------------
LOCKOUT PERIOD WITH YIELD MAINTENANCE                42.17%
LOCKOUT PERIOD WITH DEFEASANCE                       36.32
LOCKOUT PERIOD WITH YIELD MAINTENANCE AND             7.63
PREPAYMENT PREMIUM
LOCKOUT PERIOD WITH DEFEASANCE AND                    4.15
PREPAYMENT PREMIUM
LOCKOUT PERIOD WITH PREPAYMENT PREMIUM                3.69
YIELD MAINTENANCE WITH PREPAYMENT PREMIUM             2.24
YIELD MAINTENANCE ONLY                                1.66
LOCKOUT PERIOD ONLY                                   1.63
OTHER (A)                                             0.52
                                                    ------
      TOTAL                                         100.00
-------------------------------------------------------------------------------

(a) Includes Mortgage Loans with other types and combinations of prepayment restrictions.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

               PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET          @

SELECTED LOAN DATA:
--------------------
                                     CUT-OFF DATE PRINCIPAL BALANCE
                                       (AS OF MARCH 1, 1998)(A)
                                       -------------------------
GEOGRAPHIC            NUMBER OF                         % BY
DISTRIBUTION     MORTGAGE PROPERTIES    (BALANCE)      BALANCE
----------------------------------------------------------------
CALIFORNIA               56             303,807,858      16.38%
NEW YORK                 49             189,911,727      10.24%
MASSACHUSETTS            19             153,316,041       8.27%
FLORIDA                  30             148,923,538       8.03%
TEXAS                    68             121,107,994       6.53%
OTHER                   307             937,719,301      50.55%
  TOTAL                 529           1,854,786,459     100.00%


                                     CUT-OFF DATE PRINCIPAL BALANCE
                                       (AS OF MARCH 1, 1998)(A)
                                       -------------------------
GEOGRAPHIC            NUMBER OF                         % BY
DISTRIBUTION     MORTGAGE PROPERTIES    (BALANCE)      BALANCE
----------------------------------------------------------------
MULTIFAMILY              109           418,200,760      22.55%
ANCHORED RETAIL           47           295,127,291      15.91%
HOSPITALITY               44           257,394,676      13.88%
OFFICE                    52           238,403,474      12.85%
NURSING HOME, SKILLED     36           165,068,897       8.90%
UNANCHORED RETAIL         67           140,301,317       7.56%
INDUSTRIAL                28            96,898,812       5.22%
SELF STORAGE              97            96,569,962       5.21%
ASSISTED LIVING           11            45,377,412       2.45%
SPECIAL PURPOSE           17            39,085,328       2.11%
MOBILE HOME PARK          11            38,064,733       2.05%
MIXED USE                 10            24,297,787       1.31%
                         ---         -------------     ------
  TOTAL                  529         1,854,790,449     100.00%

(a)    Column totals may not add due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

-----------------------------------------------------------------------------
              APPROXIMATE SECURITIES STRUCTURE - SUBJECT TO CHANGE
-----------------------------------------------------------------------------

         EXPECTED                                                                                    EXPECTED
          RATING            APPROX.     EXPECTED                                                     WEIGHTED       EXPECTED
       (MOODY'S/FITCH        SIZE       CREDIT        TARGETED             COUPON                  AVERAGE LIFE     PRINCIPAL
CLASS                        ($MM)      SUPPORT      DOLLAR PRICE        DESCRIPTION    DELIVERY     (YRS.)(A)   PAYMENT WINDOW(A)
----------------------------------------------------------------------------------------------------------------------------------
PUBLICLY OFFERED CLASSES:
   X     Aaa/AAA              (b)                                       Variable IO(d)    DTC(e)        --
   A1    Aaa/AAA                                                            Fixed         DTC(e)
   A2    Aaa/AAA                                                            Fixed         DTC(e)
   B     Aa2/AA                                                             Fixed         DTC(e)
   C      A2/A                                                              Fixed         DTC(e)
   D    Baa1/BBB                                                            Fixed         DTC(e)
   E    Baa3/BBB-                                                           Fixed  (c)    DTC(e)

PRIVATELY PLACED CLASSES:  NOT OFFERED
   F    NR/BB+                                                              Fixed  (c)
   G    NR/BB-                                                              Fixed  (c)
--------------------------------------------------------------------------------------------
   H    NR/B+   SOLD                                                        Fixed  (c)
   J    NR/B    SOLD                                                        Fixed  (c)
   K    NR/B-   SOLD                                                        Fixed  (c)
   L    Unrated SOLD                                                        Fixed  (c)
--------------------------------------------------------------------------------------------

(a) Calculated at 0% CPR and no balloon extension.
(b) Notional amount.
(c) The coupon will be fixed, provided that the coupon will not exceed the Weighted Average Net Mortgage Pass-Through Rate in effect from time to time on the mortgage loans.
(d) The Class X coupon is calculated as the Weighted Average Net Mortgage Pass-Through Rate less the Weighted Average Pass-Through Rate.
(e) Delivery will be DTC, Euroclear, Cedel.

-----------------------------------------------------------------------------
                              STRUCTURAL OVERVIEW
-----------------------------------------------------------------------------

 APPROXIMATE PERCENT                                MOODY'S    FITCH'S   APPROXIMATE CREDIT
    OF TOTAL                                        RATING     RATING        SUPPORT
--------------------------------------------------------------------------------------------
                                         --------------------------------
                                                    Class A1   Class A2
                                                      (__%)     (___%)
                                                     Aaa/AAA   Aaa/AAA
                                         --------------------------------
                                           Class B     Aa2        AA
                                         --------------------------------
          %                 CLASS          Class C     A2         A               %
                                         --------------------------------
                              X            Class D    Baa1       BBB
                                         --------------------------------
                           AAA/AAA         Class E    Baa3       BBB-
                                         --------------------------------
                                           Class F  Not rated    BB+
                                         --------------------------------
                                           Class G  Not rated    BB-
                                         --------------------------------
                                           Class H  Not rated     B+
                                         --------------------------------
                                           Class J  Not rated     B
                                         --------------------------------
                                           Class K  Not rated     B-
                                         --------------------------------
                                           Class L  Not rated  Unrated
                      ---------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

------------------------------------------------------------------------------
                          STRUCTURAL OVERVIEW - CONT.
------------------------------------------------------------------------------

 [ ]    The Mortgage Pool will be comprised of one Loan Group

      -- Principal will be allocated sequentially to A1, A2, B, C, D, E, F, G, H, J, K and L Certificates (If all classes other than classes A1 and A2 have been reduced to zero, principal will be allocated to Class
          A1 and A2 pro-rata)

 [ ] Class X will receive interest payments pro-rata (based on interest entitlements) with the Class A Certificates each month

 [ ] Each of the Classes will be subordinate to earlier alphabetically lettered classes (except Class X) (Losses will be allocated in reverse alphabetical order to Classes with certificate balances and pro-rata to Classes A1 and A2)

 [ ] The servicer will cover net prepayment interest shortfalls, up to Master Servicing Fee. Net shortfalls (after application of prepayment interest excesses) will be allocated in reverse alphabetical order to the Certificates and then pro-rata (based on interest entitlements) to the Senior Certificates

 [ ]    All classes will pay interest on a 30/360 basis

 [ ] Shortfalls resulting from servicer modifications or special servicer compensation will be allocated in reverse alphabetical order to Classes with certificate balances


------------------------------------------------------------------------------
                             MORTGAGE POOL OVERVIEW
------------------------------------------------------------------------------

 [ ] The Mortgage Pool is comprised of 379 multifamily and commercial loans with an aggregate Cut-Off Date Balance of approximately $1,854,790,449.

 [ ] All of the Mortgage Loans are secured by first liens on multifamily and commercial properties

 [ ] The Pool's average Cut-Off Date Principal Balance is approximately $4,893,906.

 [ ]    The Pool's weighted average current Debt Service Coverage Ratio is
        1.39x.

 [ ]    The Pool's Cut-Off Date LTV is 72.7%

 [ ]    The Pool's weighted average Mortgage Interest Rate is approximately
        7.79

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET


---------------------------------------------------------------------------
           GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE
-----------------------------------------------------------------------------



WA      2.1%
OR      0.8%
ID      0.2%
CA     16.4%
NV      1.7%
UT	0.3%
AZ	1.4%
CO	4.0%
NM	0.5%
KS	0.2%
OK	0.5%
TX	6.5%
MN	0.2%
IA	0.4%
MO	1.4%
AR	0.8%
LA	2.6%
WI	0.9%
IL	1.6%
MS	0.1%
MI	1.6%
IN	0.1%
OH	1.0%
KY      0.5%
TN	4.0%
AL	1.9%
GA	5.3%
FL	8.0%
WV	0.4%
PA	4.6%
VA	2.6%
NC	1.1%
SC	0.1%
NY     10.2%
VT	0.6%
NH	1.4%
MA	8.3%
RD	0.1%
CT	1.0%
NJ	0.6%
MD	2.4%
HI	0.1%
PR	1.5%

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

----------------------------------------------------------------------------
                     OVERVIEW OF SOURCES OF MORTGAGE LOANS
---------------------------------------------------------------------------

[  ] 191 of the Mortgage Loans (the "ContiTrade Loans"), which represent
     36.8% of the Initial Pool Balance, are currently held by ContiTrade Services L.L.C. ("ContiTrade"). All of the ContiTrade Loans were originated by ContiTrade or its affiliates.

[  ] 57 of the Mortgage Loans (the "GACC Mortgage Loans"), which represent
     24.4% of the Initial Pool Balance, are currently held by German American Capital Corporation ("GACC"). All of the GACC Mortgage Loans were originated by GACC or its affiliates.

[  ] 39 of the Mortgage Loans (the "MSMC Mortgage Loans"), which represent
     16.1% of the Initial Pool Balance, are currently held by Morgan Stanley Mortgage Capital Inc. ("MSMC"). All of the MSMC Mortgage Loans were originated by MSMC or its affiliates.

[  ] 55 of the Mortgage Loans (the "RMF Loans"), which represent 14.0% of the
     Initial Pool Balance, are currently held by Red Mountain Funding, L.L.C. ("RMF"). All of the RMF Loans were originated by RMF or its affiliates.

[  ] 37 of the Mortgage Loans (the "BCMC Mortgage Loans"), which represent
     8.7% of the Initial Pool Balance, are currently held Boston Capital Mortgage Company Limited Partnership ("BCMC"). All of the BCMC Loans were originated by BCMC or purchased from Llama Capital Services, L.L.C.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

DEUTSCHE MORGAN GRENFELL INC.
31 WEST 52ND STREET
NEW YORK, NY  10019


REAL ESTATE FINANCE                            MORTGAGE TRADING AND ANALYTICS
-------------------                            ------------------------------
Steve Stuart     Phone: (212) 469-8444          John Cutting          Phone: (212) 469-7730
Director         Fax:  (212) 469-8518           Director              Fax:   (212) 469-2740

Joel Horne       Phone: (212) 469-7602          Adam Behlman          Phone: (212) 469-8576
Director         Fax:  (212) 469-8518           Vice President        Fax:   (212) 469-7558

Eric Schwartz    Phone: (212) 469-4542          Lawrence Lee          Phone: (212) 469-8676
Director         Fax:  (212) 469-8518           Vice President        Fax:   (212) 469-7558

Kenneth Gilison  Phone: (212) 469-6791          Scott Waynebern       Phone: (212) 469-7730
Vice President   Fax:  (212) 469-8518           Asst. Vice President  Fax:   (212) 469-2740

Greg Hartch      Phone: (212)469-2748
Vice President   Fax:  (212) 469-8518

Michelle Huang   Phone: (212) 469-8939
Associate        Fax:  (212) 469-8518

Lee McGill       Phone: (212) 469-3619
Associate        Fax:     (212) 469-8518

Janet Whang      Phone: (212) 469-3672
Associate        Fax:  (212) 469-8518


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.


MORGAN STANLEY DEAN WITTER
1585 BROADWAY
NEW YORK, NY 10036



REAL ESTATE FINANCE                            MORTGAGE TRADING AND ANALYTICS
-------------------                            ------------------------------
Russ Rahbany       Phone: (212) 761-7468       Louis Colosimo        Phone: (212) 761-2022
Principal          Fax: (212) 761-0524         Managing Director     Fax: (212) 761-0711

Pamela Hudson      Phone: (212) 761-4351       Tom Jackivicz         Phone: (212) 761-2020
Vice President     Fax:  (212) 761-0511        Vice President        Fax: (212) 761-0711

Alexander Gilbert  Phone: (212) 761-7484       Sunil Madan           Phone: (212) 761-2016
Associate          Fax:  (212) 761-0525        Associate             Fax:  (212) 761-0711


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

LLAMA COMPANY
ONE MCILROY PLAZA, SUITE 302
FAYETTEVILLE, ARKANSAS 72701


MORTGAGE TRADING AND ANALYTICS
------------------------------
S. Michael Lucash        Phone: (501) 444-4005
Managing Director        Fax: (501) 444-4018

Stephen Mansfield        Phone: (501) 444-4067
Director                 Fax: (501) 444-4050

Marsha Dunbar            Phone: (501) 444-4054
Vice President           Fax:  (501) 444-4050

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

SOUTHTRUST SECURITIES, INC.                SOUTHTRUST CAPITAL FUNDING
420 NORTH 20TH STREET                      112 20TH STREET NORTH, 7TH FLOOR
BIRMINGHAM, ALABAMA 35203                  BIRMINGHAM, ALABAMA 35203


REAL ESTATE CAPITAL MARKETS                      INSTITUTIONAL SALES & TRADING
---------------------------                      -----------------------------
Lawrence Katz       Phone: (205) 254-5956        Jim Hudgins             Phone: (205) 254-5357
Managing Director   Fax:  (205) 254-4705         Senior Vice President   Fax: (205) 254-5188

                                                 Bart Singleton          Phone: (205) 254-5691
                                                 Group Vice President    Fax:  (205) 254-5441

                                                 Rick Botthof            Phone: (205) 254-5842
                                                 Asst. Vice President    Fax:  (205) 254-5144

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.